UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

Bill.com Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39149	83-2661725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Embarcadero Road

Palo Alto, California 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 621-7700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BILL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 1, 2021, Bill.com Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Filing”), to report that it had completed its acquisition of DivvyPay, Inc. (“DivvyPay”) pursuant to the Agreement and Plan of Merger, dated as of May 6, 2021 (the “Merger Agreement”), by and between the Company and DivvyPay. Pursuant to the Merger Agreement, DivvyPay merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger. This Current Report on Form 8-K/A amends the Filing to include the financial statements of DivvyPay and the pro forma financial information required by Item 9.01 Form 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and DivvyPay would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. Except as described above, all other information in the Filing remains unchanged.

Item 9.01	Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired.

The audited consolidated financial statements of DivvyPay as of and for the fiscal year ended December 31, 2020, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited interim financial statements of DivvyPay as of and for the three months ended March 31, 2021, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of the Company for the year ended June 30, 2020 and for the nine months ended March 31, 2021, giving effect to the Merger as if it had been completed on July 1, 2019, and the unaudited pro forma condensed combined balance sheet as of March 31, 2021, giving effect to the Merger as if it had been completed on March 31, 2021, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors.

99.1	Audited consolidated financial statements of DivvyPay, Inc. as of and for the fiscal year ended December 31, 2020.

99.2	Unaudited interim financial statements of DivvyPay, Inc. as of and for the three months ended March 31, 2021.

99.3	Unaudited pro forma condensed combined balance sheet of Bill.com Holdings, Inc. as of March 31, 2021 and unaudited pro forma condensed combined statements of operations of Bill.com Holdings, Inc. for the nine months ended March 31, 2021 and for the fiscal year ended June 30, 2020.

104	Cover Page Interactive Data File (the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BILL.COM HOLDINGS, INC.

Date: August 16, 2021	By:	/s/ John Rettig
John Rettig
Chief Financial Officer